SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 15, 2005

                             THE PROJECT GROUP, INC.
               ---------------------------------------------------
               (Exact name of registrant as specified in Charter)

            Nevada                        0-28445                90-0147943
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
incorporation or organization)              No.)             Identification No.)

                    333 N. Sam Houston Parkway E., Suite 275
                              Houston, Texas 77060
            ---------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                  281-445-3333
                     --------------------------------------
                            (Issuer Telephone number)


  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership

On July 15, 2005, The Project Group, Inc. filed a bankruptcy petition under Chapter 11 of the Federal Bankruptcy Code, case number 05-40979. The bankruptcy petition was filed in United States Bankruptcy Court for the Southern District of Texas.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

      99.1  Press release dated July 17, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE PROJECT GROUP, INC.

Dated: July 18, 2005
                                                By: /s/ Craig Crawford
                                                    ----------------------------
                                                    Craig Crawford
                                                    President


                                       2